Exhibit 21
TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY COMPANIES
December 31, 2025

SUBSIDIARY COMPANIES	STATE OF ORGANIZATION

ARRAY DIGITAL INFRASTRUCTURE, INC.
ARRAY DIGITAL INFRASTRUCTURE, INC.	DELAWARE
ADI FINANCIAL, LLC	ILLINOIS
ADI HOLDING COMPANY, LLC	DELAWARE
ADI INVESTMENT COMPANY OF FRESNO	CALIFORNIA
ADI INVESTMENT COMPANY OF LOS ANGELES, INC.	INDIANA
ADI INVESTMENT COMPANY OF OKLAHOMA CITY, LLC	OKLAHOMA
ADI INVESTMENT COMPANY, LLC	DELAWARE
ADI INVESTMENT CORPORATION	DELAWARE
ADI LEASING COMPANY, LLC	DELAWARE
ADI MANAGEMENT SERVICES, LLC	DELAWARE
ADI OPERATING COMPANY, LLC	DELAWARE
ADI WIRELESS INVESTMENT, INC.	DELAWARE
ADIOC NEBRASKA/KANSAS, INC.	DELAWARE
ADIOC NEBRASKA/KANSAS, LLC	DELAWARE
ADIOC OF BANGOR, INC.	MAINE
ADIOC OF CEDAR RAPIDS, INC.	DELAWARE
ADIOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
ADIOC OF CUMBERLAND, LLC	DELAWARE
ADIOC OF DUBUQUE, INC.	IOWA
ADIOC OF GREATER IOWA, LLC	DELAWARE
ADIOC OF GREATER MISSOURI, LLC	DELAWARE
ADIOC OF GREATER NORTH CAROLINA, LLC	DELAWARE
ADIOC OF GREATER OKLAHOMA, LLC	OKLAHOMA
ADIOC OF JACKSONVILLE, LLC	DELAWARE
ADIOC OF KNOXVILLE, INC.	TENNESSEE
ADIOC OF LACROSSE, LLC	DELAWARE
ADIOC OF MEDFORD, INC.	OREGON
ADIOC OF OREGON RSA # 5, INC.	DELAWARE
ADIOC OF PENNSYLVANIA RSA NO. 10-B2, LLC	DELAWARE
ADIOC OF RICHLAND, INC.	WASHINGTON
ADIOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
ADIOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
ADIOC OF WASHINGTON-4, INC.	DELAWARE
ADIOC OF YAKIMA, INC.	WASHINGTON
ADVANTAGE SPECTRUM, L.P.	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	DELAWARE
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.	ILLINOIS
CHAMPLAIN CELLULAR, INC.	NEW YORK
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS

CROWN POINT CELLULAR, INC.	NEW YORK
DUBUQUE CELLULAR TELEPHONE, L.P.	DELAWARE
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP	NORTH CAROLINA
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS #15 LIMITED PARTNERSHIP	DELAWARE
KENOSHA CELLULAR TELEPHONE, L.P.	DELAWARE
KING STREET WIRELESS, LLC	DELAWARE
KING STREET WIRELESS, L.P.	DELAWARE
MADISON CELLULAR TELEPHONE COMPANY	WISCONSIN
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
NEWPORT CELLULAR, INC.	NEW YORK
NH #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
OREGON RSA #2, INC.	OREGON
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	WISCONSIN
SUNSHINE SPECTRUM, LLC	DELAWARE
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
VERMONT RSA NO. 2-B2, INC.	DELAWARE
WASHINGTON RSA # 5, INC.	WASHINGTON
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	DELAWARE
YAKIMA MSA LIMITED PARTNERSHIP	DELAWARE

TDS TELECOMMUNICATIONS
TDS TELECOMMUNICATIONS LLC	DELAWARE

INCUMBENT LOCAL EXCHANGE COMPANIES
ARCADIA TELEPHONE COMPANY	OHIO
ARIZONA TELEPHONE COMPANY	ARIZONA
ARVIG TELEPHONE COMPANY	MINNESOTA
ASOTIN TELEPHONE COMPANY	WASHINGTON
BADGER TELECOM, LLC	DELAWARE
BLACK EARTH TELEPHONE COMPANY, LLC	DELAWARE
BLUE RIDGE TELEPHONE COMPANY	GEORGIA
BONDUEL TELEPHONE COMPANY, LLC	DELAWARE
BRIDGE WATER TELEPHONE COMPANY	MINNESOTA
BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY, LLC	DELAWARE
BUTLER TELEPHONE COMPANY, INC.	ALABAMA
CALHOUN CITY TELEPHONE COMPANY, INC.	MISSISSIPPI
CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.	GEORGIA
CAMDEN TELEPHONE COMPANY, INC.	INDIANA
CENTRAL STATE TELEPHONE COMPANY, LLC	DELAWARE
CHATHAM TELEPHONE COMPANY	MICHIGAN

COBBOSSEECONTEE TELEPHONE COMPANY	MAINE
COMMUNICATION CORPORATION OF MICHIGAN	MICHIGAN
COMMUNICATIONS CORPORATION OF INDIANA	INDIANA
COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA	INDIANA
CONTINENTAL TELEPHONE COMPANY	OHIO
DEPOSIT TELEPHONE COMPANY, INC.	NEW YORK
DICKEYVILLE TELEPHONE, LLC	DELAWARE
EASTCOAST TELECOM OF WISCONSIN, LLC	DELAWARE
EDWARDS TELEPHONE COMPANY, INC.	NEW YORK
GRANTLAND TELECOM, LLC	DELAWARE
HAMPDEN TELEPHONE COMPANY	MAINE
HAPPY VALLEY TELEPHONE COMPANY	CALIFORNIA
HARTLAND & ST. ALBANS TELEPHONE COMPANY	MAINE
HOLLIS TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
HOME TELEPHONE COMPANY, INC.	INDIANA
HORNITOS TELEPHONE CO.	CALIFORNIA
HUMPHREYS COUNTY TELEPHONE COMPANY	TENNESSEE
ISLAND TELEPHONE COMPANY	MICHIGAN
KEARSARGE TELEPHONE COMPANY	NEW HAMPSHIRE
LESLIE COUNTY TELEPHONE COMPANY	KENTUCKY
LEWIS RIVER TELEPHONE COMPANY, INC.	WASHINGTON
LEWISPORT TELEPHONE COMPANY	KENTUCKY
LITTLE MIAMI COMMUNICATIONS CORPORATION	OHIO
LUDLOW TELEPHONE COMPANY	VERMONT
MAHANOY & MAHANTANGO TELEPHONE COMPANY	PENNSYLVANIA
MCCLELLANVILLE TELEPHONE COMPANY, INC.	SOUTH CAROLINA
MCDANIEL TELEPHONE CO.	WASHINGTON
MERRIMACK COUNTY TELEPHONE COMPANY	NEW HAMPSHIRE
MID-PLAINS TELEPHONE, LLC	DELAWARE
MID-STATE TELEPHONE COMPANY	MINNESOTA
MIDWAY TELEPHONE COMPANY, LLC	DELAWARE
MOSINEE TELEPHONE COMPANY, LLC	DELAWARE
MT. VERNON TELEPHONE COMPANY, LLC	DELAWARE
MYRTLE TELEPHONE COMPANY, INC.	MISSISSIPPI
NELSON-BALL GROUND TELEPHONE COMPANY	GEORGIA
NORTHFIELD TELEPHONE COMPANY	VERMONT
NORWAY TELEPHONE COMPANY, INC.	SOUTH CAROLINA
OAKMAN TELEPHONE COMPANY, INC.	ALABAMA
OAKWOOD TELEPHONE COMPANY	OHIO
PEOPLES TELEPHONE COMPANY, INC.	ALABAMA
PERKINSVILLE TELEPHONE COMPANY, INC.	VERMONT
PORT BYRON TELEPHONE COMPANY	NEW YORK
POTLATCH TELEPHONE COMPANY	IDAHO
QUINCY TELEPHONE COMPANY	FLORIDA
RIVERSIDE TELECOM, LLC	DELAWARE
S & W TELEPHONE COMPANY, INC.	INDIANA
SALEM TELEPHONE COMPANY	KENTUCKY
SCANDINAVIA TELEPHONE COMPANY, LLC	DELAWARE
SHIAWASSEE TELEPHONE COMPANY	MICHIGAN
SOMERSET TELEPHONE COMPANY	MAINE
SOUTHEAST MISSISSIPPI TELEPHONE COMPANY, INC.	MISSISSIPPI

SOUTHEAST TELEPHONE CO. OF WISCONSIN, LLC	DELAWARE
SOUTHWESTERN TELEPHONE COMPANY	ARIZONA
ST. STEPHEN TELEPHONE COMPANY	SOUTH CAROLINA
STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, LLC.	DELAWARE
SUGAR VALLEY TELEPHONE COMPANY	PENNSYLVANIA
TELLICO TELEPHONE COMPANY, INCORPORATED	TENNESSEE
TENNEY TELEPHONE COMPANY, LLC	DELAWARE
THE FARMERS TELEPHONE COMPANY, LLC	DELAWARE
THE HOME TELEPHONE COMPANY OF PITTSBORO, INC.	INDIANA
THE ISLAND TELEPHONE COMPANY	MAINE
THE MERCHANTS AND FARMERS TELEPHONE COMPANY	INDIANA
THE STATE LONG DISTANCE TELEPHONE COMPANY, LLC	DELAWARE
THE VANLUE TELEPHONE COMPANY	OHIO
THE WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY	MAINE
TIPTON TELEPHONE COMPANY, INC.	INDIANA
TOWNSHIP TELEPHONE COMPANY, INC.	NEW YORK
TRI-COUNTY TELEPHONE COMPANY, INC.	INDIANA
UNION TELEPHONE COMPANY	NEW HAMPSHIRE
UTELCO, LLC	DELAWARE
VERNON TELEPHONE COMPANY, INC.	NEW YORK
VIRGINIA TELEPHONE COMPANY	VIRGINIA
WARREN TELEPHONE COMPANY	MAINE
WAUNAKEE TELEPHONE COMPANY, LLC	DELAWARE
WEST POINT TELEPHONE COMPANY, INCORPORATED	INDIANA
WILLISTON TELEPHONE COMPANY	SOUTH CAROLINA
WILTON TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
WINSTED TELEPHONE COMPANY	MINNESOTA
WINTERHAVEN TELEPHONE COMPANY	CALIFORNIA
WOLVERINE TELEPHONE COMPANY	MICHIGAN

OTHER COMPANIES
INTERLINX COMMUNICATION, LLC	DELAWARE
TDS BROADBAND LLC	DELAWARE
TDS BROADBAND SERVICE LLC	DELAWARE
TDS LONG DISTANCE CORPORATION	DELAWARE
TDS METROCOM, LLC	DELAWARE
TDS PURCO LLC	DELAWARE
TDS TELECOM SERVICE LLC	IOWA
TONAQUINT NETWORKS, LLC	DELAWARE
TRI-COUNTY COMMUNICATIONS CORPORATION	INDIANA
ZOLO BROADCASTING LLC	DELAWARE

TDS GROUP
AFFILIATE FUND	DELAWARE
AIRADIGM COMMUNICATIONS, INC.	WISCONSIN
NATIONAL TELEPHONE & TELEGRAPH COMPANY	DELAWARE
SUTTLE-STRAUS, INC.	WISCONSIN